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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  February 7, 1998
                                                         ----------------


                              CABLETRON SYSTEMS, INC
                         ----------------------------------
               (Exact name of Registrant as Specified in Charter)



     DELAWARE                        0-10228            04-2797263
-----------------------------------  ----------------   ------------------
     (State or Other Jurisdiction    (Commission File   (I.R.S. Employer
     of Incorporation)               Number)            Identification No.)


         35 Industrial Way, Rochester, NH                   03867
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         (Address of Principal Executive Offices)         (Zip Code)


                                (603) 332-9400
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              (Registrant's telephone number including area code)


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ITEM 2.  ACQUISITION OF ASSETS.
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     On February 7, 1998, Cabletron Systems, Inc, a Delaware corporation (the
"Registrant") and Ctron Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Ctron") purchased substantially all of the assets (the "Assets") and assumed certain liabilities of the network products business (the "NPB") of Digital Equipment Corporation, a Massachusetts corporation ("Digital") pursuant to an Asset Purchase Agreement dated as of November 24, 1997 (the "Asset Purchase Agreement"), as amended, by and among the Registrant, Ctron and Digital. The NPB develops and supplies a wide range of data networking hardware and software. Included among the Assets acquired by the Registrant is all tangible personal property used primarily in the NPB, including all machinery and equipment. Also included among the Assets are parcels of real property designated as 50 and 100 Nagog Park, Acton, Massachusetts and the furniture and equipment located therein. The closing of the acquisition extends to the assets and personnel located in the United State and the inventory worldwide. The remaining international assets and personnel are expected to be transferred as issues in individual countries are resolved. The Asset Purchase Agreement is incorporated by reference herein as Exhibit 2.1.

     The Registrant and Digital have also entered into a Reseller and Services Agreement dated as of November 24, 1997 (the "Reseller Agreement"), as amended, pursuant to which the Registrant has designated Digital as its Strategic Network Services Partner and has appointed Digital as a reseller of certain products of the Registrant (including the products previously sold by the NPB), and Digital has designated the Registrant as its Strategic Network Products Partner and has agreed to purchase from Registrant, for internal use and resale, certain minimum volumes of products during the term of the Reseller Agreement, which extends through June 30, 2001. The minimum volume commitments are subject to downward or upward adjustment in certain instances. During the term of the Reseller Agreement, the Registrant will operate the NPB under the name DIGITAL Network Products Group, a Cabletron Systems, Inc. Company. The Reseller Agreement is incorporated by reference herein as Exhibit 10.1.

     A copy of the Registrant's press release dated February 9, 1998 is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  It is currently
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impracticable to provide the required financial statements in this Current
Report.  All of the required financial statements will be filed by amendment.

         (b)  PRO FORMA FINANCIAL INFORMATION.  It is currently impracticable to
              -------------------------------
provide the required financial statements in this Current Report. All of the required financial statements will be filed by amendment.

         (c)  EXHIBITS.
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   Exhibit No.    Title
   -----------    -----


      2.1         Asset Purchase Agreement dated as of November 24, 1997
                  (the "Asset Purchase Agreement"), as amended, by and among the Registrant, Ctron, and Digital, including a list briefly identifying the contents of the exhibits and disclosure schedules to the Asset Purchase Agreement. (Incorporated by reference from Exhibit 2.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)

     10.1         Reseller and Services Agreement dated as of November 24,
                  1997, as amended, by and between the Registrant and Digital (the "Reseller Agreement"), including a list briefly identifying the contents of the exhibits and disclosure schedules to the Reseller Agreement. (Incorporated by reference from Exhibit 10.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.).

     99           Press Release of the Registrant dated February 9, 1998.

                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABLETRON SYSTEMS, INC.



Date:  February 9, 1998      By /s/ David A. Kirkpatrick
                             -----------------------------------------
                             Chief Financial Officer and
                             Director of Finance

                                      -4-
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                                 EXHIBIT INDEX


Exhibit Number                         Description                          Page
--------------                         -----------                          ----


    2.1       Asset Purchase Agreement dated as of November 24, 1997
              (the "Asset Purchase Agreement"), as amended, by and among the Registrant, Ctron, and Digital, including a list briefly identifying the contents of the exhibits and disclosure schedules to the Asset Purchase Agreement. (Incorporated by reference from Exhibit 2.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)

   10.1 Reseller and Services Agreement dated as of November 24, 1997, as amended, by and between the Registrant and Digital (the "Reseller Agreement"), including a list briefly identifying the contents of the exhibits and disclosure schedules to the Reseller Agreement. (Incorporated by reference from Exhibit 10.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)

   99         Press Release of the Registrant dated February 9, 1998.